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                                                                   Exhibit 10.50

                AMENDMENT NO. 3 TO PURCHASE AND SALE AGREEMENT

             This Amendment No. 3 to Purchase and Sale Agreement ("Amendment No. 3") is entered into as of the 31st day of January, 2001, by and among BRE PROPERTIES, INC., a Maryland corporation, BRE Property Investors LLC, a Delaware limited liability company (collectively, the "Seller's") and G&I III Residential One LLC, a Delaware limited liability company ("Purchaser").

                                 I.  RECITALS
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          A. Seller and Purchaser entered into that certain Purchase and Sale
Agreement dated as of July 10, 2000, as amended by that certain Amendment No. 1 dated September 6, 2000, and that certain Amendment No. 2 dated October 24, 2000 (collectively, the "Agreement").

          B. Seller and Purchaser desire to further amend the Agreement as set forth below.

                                II.  AGREEMENT
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          1. Defined Terms. Capitalized terms used but not defined in this
             -------------
Amendment No. 3 shall have the meaning set forth in the Agreement.

          2. HUD Application for Transfer of Physical Assets. The Agreement, as
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modified by this Amendment No. 3, with respect to Hacienda Del Rio Apartments and the Fountain Plaza Apartments (the "Projects") is expressly conditioned upon approval by HUD of the transaction as set forth in Forms HUD 92266, Applications for Transfer of Physical Assets, and supporting documents submitted to HUD. No transfer of any interest in the Projects under the Agreement, as modified by this Amendment No. 3, shall be effective prior to such HUD approval. Purchaser will not take possession of the Projects nor assume benefits of Projects' ownership prior to such approval by HUD. Purchaser, its heirs, executors, administrators or assigns, shall have no right upon any breach by Seller hereunder to seek damages, directly or indirectly, from the Projects which are the subject of this transaction, including from any assets, rents, issues or profits thereof, and Purchaser shall have no right to effect a lien upon the Projects or the assets, rents, issues, or profits thereof. Notwithstanding the forgoing, this Amendment No. 3 shall in no way limit or impair any of Purchaser's rights or remedies as provided in the Agreement with respect to Seller's assets other than the Projects.

          3. Closing Date. The Second Closing Date as defined in Section 1.1(g)
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of the Agreement is hereby deleted and replaced with the following:

          "Second Closing Date: March 23, 2001, unless the parties hereto mutually agree to extend such date as needed."

          4. Ratification/Counterparts. The terms, covenants, conditions and
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provisions of the Agreement, as modified by this Amendment No. 3, are hereby ratified and confirmed and remain in full force and effect. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date and year first written above.

SELLER:                                   PURCHASER:

BRE PROPERTIES, INC., a Maryland          G&I III RESIDENTIAL ONE LLC,
corporation                               a Delaware limited liability company

By:    /s/ LeRoy E. Carlson               By:  DRA GROWTH AND INCOME
       --------------------------
Its:   Executive Vice President                FUND III, LLC, a Delaware limited
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                                               liability company

BRE PROPERTY INVESTORS LLC, a                  By:  G&I III MANAGECO, LP, a
Delaware limited liability company                  Delaware limited partnership

                                                    By:  MANAGECO IV,
By:    /s/ LeRoy E. Carlson                              INC., a Delaware
       --------------------------
Its:   Executive Vice President                          corporation
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                                                         By:  /s/ David Luski
                                                              ---------------
                                                         Its: Vice President
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